SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2001
                                                  -----------------

                          PROFESSIONAL DETAILING, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           DELAWARE                         0-24249               22-2919486
-----------------------------------   --------------------  --------------------
(State or other jurisdiction of         (Commission File        (IRS Employer
        incorporation)                       Number)         Identification No.)

    10 Mountainview Road,
   Upper Saddle River, NJ                                               07458
-------------------------------                                       ----------
(Address of principal executive                                       (Zip Code)
          office)

                                 (201) 258-8450
               ---------------------------------------------------
               Registrant's telephone number, including area code:

                                       N/A
              -----------------------------------------------------
              (Former name or former address, if changed since last
                                    report)

Item 5. Other Events

      On February 15, 2001 the Registrant issued the following press release:

            "PROFESSIONAL DETAILING, INC. REPORTS FOURTH QUARTER AND
                        YEAR-END 2000 FINANCIAL RESULTS

     Net total revenue up 268% to $185.4 million; operating income up 333% to $16.8 million and EPS up 221% to $0.77 per share over adjusted fourth quarter 1999 (Table 1).

Upper Saddle River, New Jersey (Thursday, February 15, 2001) Professional Detailing, Inc. (Nasdaq: PDII) today announce revenue, net income and net income per share for the quarter and year ended December 31, 2000.

Quarterly Results

Net total revenue for the quarter ended December 31, 2000 was $185.4 million, an increase of 267.5% over net total revenue of $50.5 million for the quarter ended December 31, 1999. Net product revenue for the quarter ended December 31, 2000 was $101.0 million and was zero in the earlier period. Net service revenue for the quarter ended December 31, 2000 was $84.4 million, an increase of 67.3% over net service revenue of $50.5 million for the quarter ended December 31, 1999. Operating income for the quarter ended December 31, 2000 was $16.8 million, an increase of 332.7% over operating income (adjusted for acquisition and related expenses - Table 1) of $3.9 million for the quarter ended December 31, 1999. Net income for the quarter ended December 31, 2000 of $10.9 million increased 274.1% over net income (adjusted for acquisition and related expenses - Table 1) of $2.9 million for the quarter ended December 31, 1999. Diluted net income per share of $0.77 for the quarter ended December 31, 2000 increased 220.8% over diluted net income per share (adjusted for acquisition and related expenses - Table 1) of $0.24 for the quarter ended December 31, 1999.

Annual Results

Net total revenue for the twelve months ended December 31, 2000 was $416.9 million, an increase of 138.3% over net total revenue of $174.9 million for the twelve months ended December 31, 1999. Net product revenue for the twelve months ended December 31, 2000 was $101.0 million and was zero in the earlier period. Net service revenue for the twelve months ended December 31, 2000 was $315.9 million, an increase of 80.6% over net service revenue of $174.9 million for the twelve months ended December 31, 1999. Operating income for the twelve months ended December 31, 2000 was $40.9 million, an increase of 160.0% over operating income (adjusted for acquisition and related expenses - Table 1) of $15.7 million for the twelve months ended December 31, 1999. Net income for the twelve months ended December 31, 2000 of $27.0 million was 134.7% higher than net income (adjusted for acquisition and related expenses - Table 1) of $11.5 million for the twelve months ended December 31, 1999. Diluted net income per share of $1.96 for the twelve months ended December 31, 2000 was 106.3% higher than diluted net income per share (adjusted for acquisition and related expenses
- Table 1) of $0.95 for the twelve months ended December 31, 1999.

The Company's historical results have been restated to include the Company's acquisition of TVG, Inc. (TVG) in May of 1999 in a transaction which was accounted for as a pooling of interests.

Charles T. Saldarini, Chief Executive Officer of Professional Detailing, Inc. commented, "The fourth quarter and full year results demonstrate we have been successful in creating a profitable platform for not just our fee for service contract business, but also for the full set of commercialization partnerships we are now offering and have already begun to profit from."

Webcast

PDI will conduct a live webcast of its Earnings Release Briefing at 5:30 PM EST on February 15, 2001. The live webcast of the event will be accessible through PDI's website, www.pdi-inc.com and will be archived on the website for future on-demand replay through March 1, 2001.

Company Background & Services

Professional Detailing, Inc. is a leading provider of customized sales and marketing solutions to the pharmaceutical industry. The Company designs and manages customized product detailing programs for some of the world's largest pharmaceutical companies, managing some of the largest contract sales efforts in the world.

The Company has three operating segments which provide the following services:

Dedicated Contract Sales Services, in which programs are customized to client specifications;

Syndicated Contract Sales Services, provided through the Company's ProtoCall unit, enabling clients to tap into an existing, large-scale sales team for specific detail positions and periods;

LifeCycle X-Tension Services, providing sales, marketing and distribution services for companies facing portfolio optimization challenges;

LifeCycle Launch, providing commercial launch services for emerging and biotechnology companies to independently launch new brands;

Medical Education and Communication Services, provided through the Company's TVG unit, through which clients can access continuing medical education, Sales Force Tactical Briefings(TM) and peer to peer promotion; and

Marketing Research and Consulting Services, provided through the Company's TVG unit, enabling clients to study qualitative and quantitative aspects of brand performance on a pre-launch, launch and continuing basis.

      In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Exchange Act, the Company notes that statements in this release which look forward in time involve risks and uncertainties that may cause actual results or achievements to materially differ from those indicated by the forward-looking statements. These


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

      forward-looking statements include statements relating to the Company's existing programs and development of new business opportunities, as well as any other statements which are not solely historical. The Company's plans and objectives are based on assumptions involving judgments with respect to future economic, regulatory, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Company. Therefore, there can be no assurance that the forward-looking statements will prove to be accurate. The Company's documents filed with the SEC, including the Company's recent Registration Statement on Form S-3, identify important factors that may cause the actual results to differ materially from those indicated by the forward-looking statements.

                          Professional Detailing, Inc.
                 Condensed Consolidated Statements of Operations
                                   (unaudited)

                                                                 Three Months Ended              Twelve Months Ended
                                                                    December 31,                     December 31,
                                                          -----------------------------      -----------------------------
                                                               2000            1999              2000             1999
                                                          ------------     ------------      ------------     ------------
                                                                       (in thousands, except per share data)
Revenue
   Service, net                                           $     84,423     $     50,459      $    315,867     $    174,902
   Product, net                                                101,007               --           101,007               --
                                                          ------------     ------------      ------------     ------------
     Total revenue, net                                        185,430           50,459           416,874          174,902
                                                          ------------     ------------      ------------     ------------
Cost of goods and services
   Program expenses                                             63,893           37,073           235,354          130,121
   Cost of goods sold                                           68,998               --            68,998               --
                                                          ------------     ------------      ------------     ------------
     Total cost of goods and services                          132,891           37,073           304,352          130,121
                                                          ------------     ------------      ------------     ------------

Gross profit                                                    52,539           13,386           112,522           44,781
Compensation expense                                             9,786            5,978            32,820           19,611
Other selling, general and administrative expenses(1)           25,986            3,533            38,827            9,448
Acquisition and related expenses                                    --             (495)               --            1,246
                                                          ------------     ------------      ------------     ------------
Total selling, general and administrative expenses              35,772            9,016            71,647           30,305
                                                          ------------     ------------      ------------     ------------
Operating income                                                16,767            4,370            40,875           14,476
Other income, net                                                1,941              966             4,865            3,471
                                                          ------------     ------------      ------------     ------------
Income before provision for income taxes                        18,708            5,336            45,740           17,947
Provision for income tax                                         7,841            2,477            18,712            7,539
                                                          ------------     ------------      ------------     ------------
Net income                                                $     10,867     $      2,859      $     27,028     $     10,408
                                                          ------------     ------------      ------------     ------------

Basic net income per share                                $       0.79     $       0.24      $       2.00     $       0.87
                                                          ------------     ------------      ------------     ------------
Diluted net income per share                              $       0.77     $       0.24      $       1.96     $       0.86
                                                          ------------     ------------      ------------     ------------

Basic weighted average number of
    shares outstanding                                      13,768,203       11,972,112        13,503,061       11,958,196
                                                          ------------     ------------      ------------     ------------
Diluted weighted average number of
    shares outstanding                                      14,173,968       12,165,968        13,773,040       12,167,321
                                                          ------------     ------------      ------------     ------------

Pro forma data
Income before provision for income taxes                                                                      $     17,947
Pro forma provision for income taxes(2)                                                                              7,677
                                                                                                             ------------
Pro forma net income(2)                                                                                       $     10,270
                                                                                                              ------------
Pro forma basic net income per share(2)                                                                       $       0.86
                                                                                                              ------------
Pro forma diluted net income per share(2)                                                                     $       0.84
                                                                                                              ------------
Basic weighted average number of
    shares outstanding                                                                                          11,958,196
                                                                                                              ------------
Diluted weighted average number of
    shares outstanding                                                                                          12,167,321
                                                                                                              ------------

(1) Other selling, general and administrative expenses include the amortization of goodwill in the amount of $117K and $111K for the quarters ended December 31, 2000 and 1999, respectively, and $352K and $143K for the twelve months ended December 31, 2000 and 1999, respectively.

(2) Pro forma provision for income taxes, pro forma net income, and pro forma basic and diluted net income per share for the twelve months ended December 31, 1999 reflects a provision for income taxes as if TVG had been taxed as a C corporation. Prior to its acquisition by PDI on May 12, 1999, TVG was an S corporation for Federal income tax purposes.

                          Professional Detailing, Inc.
               Results Excluding Acquisition and Related Expenses
                                   (unaudited)

TABLE 1

                                                         Three Months Ended              Twelve Months Ended
                                                            December 31,                     December 31,
                                                  -----------------------------      -----------------------------
                                                       2000            1999              2000             1999
                                                  ------------     ------------      ------------     ------------
                                                               (in thousands, except per share data)
Adjusted for acquisition and related expenses
Operating income                                  $     16,767     $      4,370      $     40,875     $     14,476
Acquisition and related expenses                            --             (495)               --            1,246
                                                  ------------     ------------      ------------     ------------
Adjusted operating income                               16,767            3,875            40,875           15,722
Other income, net                                        1,941              966             4,865            3,471
                                                  ------------     ------------      ------------     ------------
Adjusted income before
     provision for income taxes                         18,708            4,841            45,740           19,193
Adjusted provision for income taxes(3)                   7,841            1,936            18,712            7,677
                                                  ------------     ------------      ------------     ------------
Adjusted net income                                     10,867            2,905            27,028           11,516
                                                  ------------     ------------      ------------     ------------
Adjusted basic net income per share               $       0.79     $       0.24      $       2.00     $       0.96
                                                  ------------     ------------      ------------     ------------
Adjusted diluted net income per share             $       0.77     $       0.24      $       1.96     $       0.95
                                                  ------------     ------------      ------------     ------------

Basic weighted average
     number of shares outstanding                   13,768,203       11,972,112        13,503,061       11,958,196
                                                  ------------     ------------      ------------     ------------
Diluted weighted average
     number of shares outstanding                   14,173,968       12,165,968        13,773,040       12,167,321
                                                  ------------     ------------      ------------     ------------

----------
(3) The provision for income taxes assumes that TVG was taxed as a C corporation for the periods presented. "

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PROFESSIONAL DETAILING, INC.


                                        By: /s/ Charles T. Saldarini
                                            ------------------------------------
                                            Charles T. Saldarini, Vice Chairman
                                             and Chief Executive Officer

Date: February 15, 2001


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